Exhibit 99.1

Planet 13 Announces Q3 2026 Financial Results

●	Q3 2026 Revenue of $23.1 million

●	Q3 2026 Net loss of $6.4 million

●	Q3 2026 Adjusted EBITDA loss of $0.2 million

All figures are reported in United States dollars ($) unless otherwise indicated

Las Vegas, Nevada – November 12, 2026 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNH) (“Planet 13” or the “Company”), a leading vertically-integrated multi-state cannabis company, today announced its financial results for the three-month period ended September 30, 2026. Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

"Revenue increased for the second consecutive quarter, up 1.0% sequentially, led by a 15.1% quarter-over-quarter increase in Florida, where revenue was 45% higher than in the prior-year quarter. The levers we have been pulling in Florida are showing up in the numbers driven by better flower out of our upgraded cultivation, a fuller product lineup with BHO concentrates now on shelf, and a more productive store network. In Nevada, lower tourist traffic in Las Vegas continued to weigh on the Superstore and we are focused on local marketing event-driven promotions to bring customers through the door,” said Larry Scheffler, Co-CEO of Planet 13.

“We delivered a second consecutive quarter of revenue growth and Adjusted EBITDA improvement, and our focus remains on running the business well and executing a smooth path to closing for our stockholders, employees, patients and customers. With the Form S-4 declared effective on November 2, our stockholders will vote on the proposed merger with Vireo Growth at a special meeting on December 10, 2026. The rationale for the combination is unchanged: this market increasingly rewards scale, purchasing power, distribution and balance sheet strength, and the merger gives Planet 13 stockholders a stake in a larger, more efficient combined company that is better positioned to compete than we would be on our own,” said Bob Groesbeck, Co-CEO of Planet 13.

Financial Highlights – Q3 – 2026

Operating Results

All comparisons below are to the quarter ended September 30, 2025, unless otherwise noted

●

Revenue was $23.1 million as compared to $23.3 million, a decrease of 0.8%. Revenue increased 1.0% from $22.9 million in Q2 2026, driven by a 15.1% sequential increase in Florida, where revenue was up 45% year over year. The year-over-year decrease was driven by the exit from California retail and wholesale and lower revenue in Nevada, where reduced tourist foot traffic at the Las Vegas Superstore and continued pricing pressure weighed on results.

●

Gross profit was $13.0 million or 56.2% as compared to $5.0 million or 21.3%. The higher gross margin was driven by exiting California wholesale, cost reductions in Nevada cultivation, improved third party procurement in Nevada and a $1.1 million reduction in Company's inventory reserve.

●

Total expenses were $17.5 million as compared to $46.2 million, a decrease of 62.1%. The prior-year period included a $29.8 million impairment loss. Excluding the impairment last year, and $2.4 million of professional fees related to the proposed merger and a one-time legal settlement in the current period, total expenses decreased 7.4% to $15.1 million, reflecting strong cost control.

●	Net loss of $6.4 million as compared to a net loss of $44.0 million, which included the $29.8 million impairment loss.

●	Adjusted EBITDA loss of $0.2 million as compared to Adjusted EBITDA loss of $4.1 million. The improvement was driven primarily by higher gross margin and strong cost control.

(1) The Company discloses adjusted EBITDA, which is a non-GAAP financial measure, to provide investors with insight into the performance of the Company. This measure is not defined under GAAP and should not be considered as an alternative to the financial measures provided by the Company in accordance with GAAP. Refer to additional information under the heading “Reconciliation of Non-GAAP Adjusted EBITDA” at the end of this release regarding non-GAAP supplemental disclosure and its reconciliation.

Balance Sheet

All comparisons below are to December 31, 2025, unless otherwise noted

●	Cash and Restricted Cash of $15.7 million as compared to $15.6 million
●	Total assets of $139.8 million as compared to $152.3 million
●	Total liabilities of $107.0 million as compared to $101.2 million

Q3 Highlights and Recent Developments

For a more comprehensive overview of these highlights and recent developments, please refer to Planet 13’s press releases.

●	On July 22, 2026, Planet 13 announced continued expansion with upcoming Sarasota store.
●	On July 27, 2026, Planet 13 announced the proposed merger with Vireo Growth Inc.
●	On November 2, 2026, the registration statement on Form S-4 filed by Vireo Growth Inc. in connection with the proposed merger was declared effective by the SEC. Planet 13 will hold a special meeting of stockholders on December 10, 2026 to vote on the adoption of the merger agreement.

Results of Operations (Summary)

The following tables set forth consolidated statements of financial information for the three-month periods ending September 30, 2026, and September 30, 2025.

Financial Highlights

Results of Operations

(Figures in millions	For the Three Months Ended
and % change based	September 30,	September 30,
on these figures)	2026	2025	change

Total Revenue	$23.1	$23.3	-0.8%
Gross Profit	$13.0	$5.0	161.7%
Gross Profit %	56.2%	21.3%	163.8%
Operating Expenses	$14.3	$43.2	-66.8%
Operating Expenses %	62.1%	185.5%	-66.5%
Net Loss Before Provision for Income Taxes	$(4.3)	$(43.1)	-89.9%
Net Loss	$(6.4)	$(44.0)	-85.5%
Adjusted EBITDA	$(0.2)	$(4.1)	-94.4%
Adjusted EBITDA Margin %	-1.0%	-17.5%

The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, is available on the SEC’s website at www.sec.gov or at https://planet13.com/investors/. The Company’s Management Discussion and Analysis for the period and the accompanying financial statements and notes are available under the Company's profile on SEDAR+ at https://www.sedarplus.ca/ and on its website at https://planet13.com/investors/.

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Conference Call

Due to the pending merger of Planet 13 and Vireo Growth Inc., Planet 13 will not host a conference call for Q2 2026.

Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies. These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance. EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA
(Figures in millions	For the Three Months Ended
and % change based	September 30,	September 30,
on these figures)	2026	2025	change

Net Income (Loss)	$(6.4)	$(44.0)	-85.5%
Add impact of:
Interest (income)/expense, net	$0.1	$0.1	9.3%
Provision for income taxes	$2.0	$0.8	146.4%
Depreciation and amortization	$1.4	$1.9	-22.7%
Depreciation included in cost of goods sold	$0.9	$0.9	0.8%
EBITDA	$(1.9)	$(40.3)	-95.3%
Share-based compensation and related premiums	$0.4	$0.6	-41.6%
Impairment losses	$-	$29.8	-100.0%
(Gain)/Loss on Sale of Assets	$-	$2.2	-100.0%
Gain on recovery of property in settlement	$-	$-	0.0%
Reserve for Slow Moving Inventory	$(1.1)	$3.5	-131.3%
Professional fees expensed related to M&A activities	$2.1	$0.1	3327.8%
One-time legal settlements	$0.3	$-	0.0%
Expenses related to El Capitan Matter	$0.0	$0.0	-84.4%
Adjusted EBITDA	$(0.2)	$(4.1)	-94.4%

For more information on Planet 13, visit the investor website (https://planet13.com/investors/).

About Planet 13

Planet 13 (https://planet13.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations across its locations in Nevada, Illinois, and Florida. Home to the nation's largest dispensary, located just off The Strip in Las Vegas, Planet 13 continues to expand its footprint with the recent debut of its first consumption lounge in Las Vegas, DAZED!, the opening of its first Illinois dispensary in Waukegan, bringing unparalleled cannabis experiences to the Chicago metro area. Planet 13 operates dispensaries across Florida, a key market in its expansive footprint. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and innovative cannabis products. Licensed cannabis activity is legal in the states Planet 13 operates in but remains illegal under U.S. federal law. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and are quoted on the OTCQX under the symbol PLNH. To learn more, visit planet13.com.

Cautionary Note Regarding Forward-Looking Information

This news release contains forward-looking information and forward-looking statements within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are often, but not always, identified by phrases such as “plans”, “expects”, “proposed”, “may”, “could”, “would”, “intends”, “anticipates”, or “believes”, or variations of such words and phrases. In this news release, forward-looking statements relate to our strategic goals or future performance. Such forward-looking statements reflect what management of the Company believes, or believed at the time, to be reasonable assumptions and accordingly readers are cautioned not to place undue reliance upon such forward-looking statements and that actual results may vary from such forward-looking statements. These assumptions, risks and uncertainties which may cause actual results to differ include, among others: final regulatory and other approvals or consents needed to operate our business; fluctuations in general macroeconomic conditions; inflationary pressures; fluctuations in securities markets; expectations regarding the size of the cannabis market in the states in which we currently operate in or contemplate future operations and changing consumer habits in such states; the ability of the Company to successfully achieve its business objectives; plans for expansion; political and social uncertainties including international conflict; inability to obtain adequate insurance to cover risks and hazards; and the presence of laws and regulations that may impose restrictions on cultivation, production, distribution and sale of cannabis and cannabis related products in the states in which we currently operate in or contemplate future operations; employee relations and other risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission at www.sec.gov and on the Company’s issuer profile on SEDAR+ at www.sedarplus.ca and in the Company’s periodic reports subsequently filed with the U.S. Securities and Exchange Commission and on SEDAR+. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

Robert Groesbeck or Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

LodeRock Advisors Inc., Planet 13 Investor Relations
mark.kuindersma@loderockadvisors.com
725-331-7650 ext. 105210

Planet 13 Media:
Colin Trethewey / PRmediaNow Communications / Colin@PRmediaNow.com

PLANET 13 HOLDINGS INC. Interim Condensed Consolidated Balance Sheets (Unaudited, In United States Dollars)

	September 30,	December 31,
	2026	2025
ASSETS
Current Assets:
Cash	$5,792,073	$5,325,031
Restricted Cash	9,900,000	10,250,000
Accounts Receivable	339,017	1,007,891
Inventory	15,754,100	18,138,394
Other Receivables	551,988	3,754,563
Prepaid Expenses and Other Current Assets	3,699,836	2,659,056
Total Current Assets	36,037,014	41,134,935

Property, Plant and Equipment	28,380,851	34,121,678
Intangible Assets and Goodwill	42,903,931	42,903,931
Right of Use Assets - Operating	30,024,657	31,489,308
Long-term Deposits and Other Assets	897,762	829,164
Deferred Tax Asset	1,559,291	1,798,654

TOTAL ASSETS	$139,803,506	$152,277,670

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Current:
Accounts Payable	$4,518,999	$7,212,187
Accrued Expenses	4,865,573	4,632,011
Income Taxes Payable	510,512	159,080
Notes Payable - Current Portion	9,750,000	9,750,000
Operating Lease Liabilities	1,635,590	1,385,566
Total Current Liabilities	21,280,674	23,138,844

Long-Term Liabilities:
Operating Lease Liabilities	42,205,761	43,213,442
Other Long-term Liabilities	1,293,450	1,250,433
Uncertain Tax Positions	41,267,435	33,041,402
Deferred Tax Liability	952,503	506,836
Total Liabilities	106,999,823	101,150,957

SHAREHOLDERS' EQUITY
Common Stock, no par value, 1,500,000,000 shares authorized, 335,319,455 issued and outstanding at September 30, 2026 and 325,670,800 issued and outstanding at December 31, 2025	-	-
Preferred Stock, no par value, 50,000,000 shares authorized, 0 issued and outstanding at September 30, 2026 and 0 at December 31, 2025	-	-
Additional Paid-In Capital	372,873,326	371,157,826
Deficit	(340,069,643)	(320,031,113)
Total Shareholders' Equity	32,803,683	51,126,713

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$139,803,506	$152,277,670

PLANET 13 HOLDINGS INC. Interim Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited, In United States Dollars)

	Three Months Ended
	September 30,	September 30,
	2026	2025

Revenues, net of discounts	$23,079,891	$23,270,211
Cost of Goods Sold	(10,104,273)	(18,311,350)
Gross Profit	12,975,618	4,958,861

Expenses:
General and Administrative	13,543,891	11,987,649
Sales and Marketing	1,394,944	1,171,083
Lease Expense	1,120,390	1,345,835
Impairment Loss	-	29,844,227
Depreciation	1,435,121	1,855,914
Total Expenses	17,494,346	46,204,708

Loss From Operations	(4,518,728)	(41,245,847)

Other Income (Expense):
Interest income (expense), net	(100,445)	(91,934)
Foreign exchange (loss)	-	-
Other income, net	278,902	(1,799,946)
Total Other Income (Expense)	178,457	(1,891,880)

Loss Before Provision for Income Taxes	(4,340,271)	(43,137,727)

Provision For Income Taxes
Current Tax Expense	(1,652,854)	(3,054,176)
Deferred Tax Recovery	(363,157)	2,236,050
	(2,016,011)	(818,126)

Net Loss and Comprehensive Loss	$(6,356,282)	$(43,955,853)

Loss per Share
Basic and diluted loss per share	$(0.02)	$(0.14)

Weighted Average Number of Shares of Common Stock
Basic and diluted	335,319,455	325,363,800

PLANET 13 HOLDINGS INC. Interim Condensed Consolidated Statements of Cash Flows (Unaudited, In United States Dollars)

	Nine Months Ended
	September 30,	September 30,
	2026	2025
CASH USED IN OPERATING ACTIVITIES
Net loss	$(20,038,530)	$(59,304,262)
Adjustments for items not involving cash:
Shared based compensation	1,715,500	1,174,281
Non-cash lease expense	1,340,515	1,566,859
Depreciation	6,753,916	9,037,214
Loss on impairment of fixed assets	-	23,984,227
Loss on impairment of intangible assets	-	5,860,000
Loss on disposal of fixed assets	-	1,674,517
Gain on disposal of fixed assets	(1,565,000)	(18,827)
Recovery of property in legal settlement	-	(4,086,174)
Loss on reserve for slow moving inventory	-	3,591,644
Amortization of note payable discount	48,017	191,701
Lease incentive amortization	(47,976)	(7,143)
	(11,793,558)	(16,335,963)

Net Changes in Non-cash Working Capital Items	12,203,784	6,959,387
Proceeds from lease incentives	250,000	-
Repayment of lease liabilities	(835,545)	(1,194,307)
Total Operating	(175,319)	(10,570,883)

FINANCING ACTIVITIES
Repayment of Lafayette State Bank Note	-	(2,947,632)
Bank of Nevada Revolving Line of Credit	-	9,750,000
Payment of Promissory Note to former VidaCann Shareholders	-	(5,000,000)
Total Financing	-	1,802,368

INVESTING ACTIVITIES
Purchase of property and equipment	(1,272,639)	(5,816,104)
Proceeds from sales of fixed assets	1,565,000	2,244,448
Proceeds from sale of assets held for sale	-	4,086,174
Total Investing	292,361	514,518

NET CHANGE IN CASH DURING THE PERIOD	117,042	(8,253,997)

CASH AND RESTRICTED CASH
Beginning of Period	15,575,031	25,435,077

End of Period	$15,692,073	$17,181,080